Filed Pursuant to Rule 497(e)

Registration No.: 333-53589

VALIC COMPANY II

Small Cap Value Fund

Supplement dated April 27, 2016 to the Fund’s

Prospectus

dated January 1, 2016, as supplemented and amended to date

At a meeting held on April 25-26, 2016, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved an amendment to the investment sub-advisory agreement (“Sub-Advisory Agreement”) between The Variable Life Insurance Company and Metropolitan West Capital Management, LLC (“MetWest”), with respect to the VC II Small Cap Value Fund (the “Fund”) in connection with the merger of the Fund’s current sub-adviser, MetWest, into Wells Capital Management Incorporated (“Wells Capital Management”) (the “Merger”). The Merger is expected to take place on or about July 1, 2016 (the “Effective Date”). With the completion of the Merger, MetWest personnel will become exclusively personnel of Wells Capital Management. The Merger is not expected to result in any change to the portfolio manager of the Fund, its investment strategies, the nature and level of services provided to the Fund, or its fees and expenses. The Merger will not constitute an “assignment” for purposes of the Investment Company Act of 1940, as amended, and the Sub-Advisory Agreement will continue in force with WellsCap.

On the Effective Date, the following changes will become effective:

In the section entitled “Fund Summary: Small Cap Value Fund – Performance Information,” the second and third paragraphs are deleted in their entirety and replaced with the following:

SunAmerica Asset Management, LLC (“SAAMCo”) was a co-subadviser of the Fund from February 28, 2010 to December 14, 2012. Effective February 8, 2010, Wells Capital Management Incorporated (f/k/a Metropolitan West Capital Management, LLC) (“WellsCap”) assumed co-subadvisory duties. As of January 1, 2002, J.P. Morgan Investment Management Inc. (“JPMIM”) (and its predecessors) assumed management of the Fund.

JPMIM manages approximately 58% of the Fund’s assets and WellsCap manages approximately 42% of the Fund’s assets. The percentage of the Fund’s assets each subadviser manages may change from time-to-time at the discretion of Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

In the section entitled “Fund Summary: Small Cap Value Fund – Investment Adviser,” all reference to Metropolitan West Capital Management, LLC and MetWest are hereby deleted and replaced with a reference to Wells Capital Management Incorporated or WellsCap, respectively.

In the section entitled “Additional Information about the Funds’ Strategies and Risks – Small Cap Value Fund,” all reference to MetWest Capital is replaced with a reference to WellsCap.

In addition, the prospectus is amended to include the following portfolio management description under Wells Capital Management in the section “Management – Investment Sub-Advisers”:

Samir Sikka is responsible for managing Wells Capital Management’s portion of the Small Cap Value Fund. Mr. Sikka joined Wells Capital Management or one of its predecessor firms in July 2006 as a Senior Analyst. In 2007, he was promoted to co-lead portfolio manager for Wells Capital Management’s Pelican Small Cap Value strategy (formerly Small Cap Intrinsic Value strategy). Mr. Sikka became sole lead portfolio manager on the Pelican Small Cap Value strategy in the first quarter of 2009. From April 1999 to February 2006, Mr. Sikka was a Senior Analyst with Trust Company of the West.

In addition, all reference to MetWest under this section is deleted, and with respect to references to the Fund, are replaced with a corresponding reference to WellsCap.

Filed Pursuant to 497(e)

Registration No. 333-53589

VALIC COMPANY II

Small Cap Value Fund

(the “Fund”)

Supplement dated April 27, 2016 to the Fund’s

Statement of Additional Information (“SAI”) dated January 1, 2016, as supplemented and amended to date

The following changes are made to the SAI effective July 1, 2016:

The reference to Metropolitan West Capital Management, LLC (“MetWest”) in the table under the section entitled “INVESTMENT SUBADVISERS” under “Subadviser Name” is deleted and replaced with a reference to Wells Capital Management Incorporated. In addition, the reference to MetWest in the first paragraph of that same section is deleted in its entirety.

In the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” the reference to MetWest is deleted and replaced with a reference to WellsCap.

In addition, the first two paragraphs and the heading “MetWest Capital” are deleted in their entirety on page 53 under the section entitled “COMPENSATION AND POTENTIAL CONFLICTS OF INTEREST.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.